SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive
Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5. Other Events.

On April 7, 2004, Genaera Corporation (the “Company”) issued a press release announcing the issuance by the United States Patent and Trademark Office of patent number 6,716,603, entitled “Nucleic Acids Encoding a Chloride Channel Protein” covering the composition of matter of the gene for the human calcium-activated chloride channel (hCLCA1) and methods for producing the encoded protein which is believed to be important as a mucoregulator target in a variety of important medical conditions. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated April 7, 2004 – “Genaera Receives Patent for Key Mucoregulator Therapeutic Target”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ John A. Skolas
John A. Skolas
Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Dated: April 8, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated April 7, 2004 – “Genaera Receives Patent for Key Mucoregulator Therapeutic Target”.

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